 Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with the Composite Technology Corporation (the "Company") Amendment to Annual Report on Form 10-K/A for the year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Benton H Wilcoxon, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that,:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Benton H Wilcoxon

Benton H Wilcoxon
Chief Executive Officer
(Principal Executive Officer)

Date: February 6, 2009

In connection with the Composite Technology Corporation (the "Company") Amendment to Annual Report on Form 10-K/A for the year ended September 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Domonic J. Carney, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

(2) The information contained in the Report fairly presents in all material respects the financial condition and results of operations of the Company.

/s/ Domonic J. Carney

Domonic J. Carney
Chief Financial Officer
(Principal Financial and Accounting Officer)

Date: February 6, 2009